This is filed pursuant to Rule 497(b).
File Nos. 002-48227 and 811-02383.

                 ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
                ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                         September 14, 2000

  To the stockholders of Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities") and Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity"):

  At the Special Meetings of Stockholders of Mortgage Securities and Limited Maturity (together the "Acquired Funds") to be held on November 14, 2000, stockholders of the Acquired Funds will be asked to consider and approve the acquisition of each such Fund's assets and liabilities by Alliance U.S. Government Portfolio, a series of Alliance Bond Fund, Inc. ("U.S. Government" and together with the Acquired Funds, the "Funds"). Each of the Funds is an open-end investment company registered under the Investment Company Act of 1940, as amended, and advised by Alliance Capital Management L.P. The proposed acquisitions are described in more detail in the combined Prospectus/Proxy Statement.

  It is anticipated that the proposed transactions will result in substantial benefits to the stockholders of the Acquired Funds because the transactions will enable them to acquire an investment in a larger fund with a similar investment objective and a lower expense ratio. While U.S. Government and Limited Maturity invest primarily in U.S. Government securities, Mortgage Securities' investments are limited to, primarily, mortgage-related securities. In addition, Mortgage Securities and Limited Maturity invest in debt securities with maturities of not more than ten years. Stockholders should benefit from U.
S. Government's more flexible investment charter, which enables it to diversify its investments more broadly within the U.S. Government and mortgage-backed markets and to take advantage of a wider range of maturities in selecting investments.

  The Boards of Directors of Mortgage Securities and Limited Maturity have given careful consideration to the proposed acquisitions and have concluded that the acquisitions are in the best interests of the Acquired

Funds and their stockholders. If approved by stockholders of the Acquired Funds at the Special Meetings, the acquisitions are expected to occur late in the last quarter of this year or early in the first quarter of year 2001. At that time, each Acquired Fund stockholder will receive the same class of shares of U.S. Government having an aggregate net asset value equal to the aggregate net asset value of the stockholder's shares in the Acquired Fund. The Acquired Fund would then cease operations.

  Stockholders of the Acquired Funds will not be assessed any sales charges or other fees in connection with the proposed acquisitions. Please note that the closing of one acquisition is not contingent upon the closing of the other acquisition. No gain or loss will be recognized by stockholders of Mortgage Securities or Limited Maturity for federal income tax purposes as a result of the transfer of assets to U.S. Government and the subsequent distribution of shares of U.S. Government to stockholders in exchange for shares of the respective funds.

  We welcome your attendance at the Special Meetings of Stockholders. If you are unable to attend, please sign, date and return the enclosed Proxy Card promptly in order to avoid additional proxy solicitation expenses. The Board of Directors of each Fund recommends that you vote your proxy for the proposed acquisition.

                                   Sincerely,

                                   John D. Carifa
                                   President and Chairman of the
                                     Boards of Directors

[LOGO OF ALLIANCE CAPITAL]

ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

                            September 14, 2000

  To the stockholders of Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities") and Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity"):

  Notice is hereby given that Special Meetings of the Stockholders of Mortgage Securities and Limited Maturity (the "Acquired Funds") will be held at 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 on November 14, 2000 at 11:00 a.m., Eastern Time (the "Meetings"), to consider and vote on the following, all of which are more fully described in the accompanying Prospectus/Proxy Statement:

  1. Approval of an Agreement and Plan of Acquisition and Liquidation (the "Plan") between Alliance U.S. Government Portfolio, a series of Alliance Bond Fund, Inc. ("U.S. Government") and each Acquired Fund. Under the Plan, the Acquired Fund will transfer all of its assets and liabilities to U.S. Government in exchange for shares of U.S. Government. A vote in favor of this proposal also will constitute a vote in favor of liquidation and dissolution of the Acquired Fund and termination of its registration under the Investment Company Act of 1940.

  2. Any other business that may properly come before the Meetings.

  The Board of Directors of each Acquired Fund has fixed the close of business on August 25, 2000 as the record date for determination of those stockholders entitled to notice of, and to vote at, the Meetings or any postponements or adjournments thereof. The enclosed proxy is being solicited on behalf of the Boards of Directors of the Acquired Funds. Each stockholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed Proxy Card.

  The Board of Directors of each Acquired Fund recommends that you vote FOR the Proposal.

                                   By Order of the Boards of Directors,

                                   Edmund P. Bergan, Jr.
                                      Secretary

New York, New York

September 14, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also be able to vote by telephone or via the Internet as described in the accompanying Prospectus/Proxy Statement. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meetings to be held as scheduled, please vote your proxy promptly.

--------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                           PROSPECTUS/PROXY STATEMENT

                    ACQUISITION OF THE ASSETS AND ASSUMPTION
                             OF THE LIABILITIES OF

                 ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
                                      AND
                ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

                       BY, AND IN EXCHANGE FOR SHARES OF,

                       ALLIANCE U.S. GOVERNMENT PORTFOLIO
                          OF ALLIANCE BOND FUND, INC.

                            September 14, 2000

What is this Document and why did we send it to you?

  On July 19-20, 2000, the Boards of Directors of Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities") and Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity" and, together with Mortgage Securities, the "Acquired Funds") approved the acquisition of the Acquired Funds by Alliance U.S. Government Portfolio, a series of Alliance Bond Fund, Inc. ("U.S. Government" and, together with the Acquired Funds, the "Funds"). Stockholders of the Acquired Funds are being asked to approve an Agreement and Plan of Acquisition and Liquidation (a "Plan" and collectively, the "Plans") between U.S. Government and each Acquired Fund. Each Plan provides for (i) the transfer of all the assets of an Acquired Fund to U.S. Government, (ii) the assumption by U.S. Government of all the liabilities of that Acquired Fund and the subsequent liquidation and dissolution of the Acquired Fund and (iii) the issuance to each Acquired Fund's stockholders of shares of U.S. Government, equal in aggregate net asset value ("NAV") to the aggregate NAV of their former shares (an "Acquisition" and collectively, the "Acquisitions"). This Prospectus/Proxy Statement contains the information stockholders of the Acquired Funds should know before voting on the proposed Acquisitions and should be retained for future reference. You may contact a Fund at 1-800-221-5672 or write to the Fund at 1345 Avenue of the Americas, New York, NY 10105.

How will the Acquisitions Work?

  The Acquisitions will involve three steps:

  --the transfer of the assets of the Acquired Fund to U.S. Government and the assumption by U.S. Government of the liabilities of the

    Acquired Fund in exchange for shares of U.S. Government of equivalent value to the assets less the value of the liabilities transferred;

  --the pro rata distribution of U.S. Government shares to the stockholders of record of the Acquired Fund as of the effective date of an Acquisition in exchange for those stockholders' shares of the Acquired Fund; and

  --the liquidation and dissolution of the Acquired Fund as soon as practicable.

  As a result of an Acquisition, stockholders of an Acquired Fund will instead hold shares of U.S. Government having the same aggregate NAV as the shares of the Acquired Fund that they held immediately before the Acquisition. Stockholder approval of one Acquisition is independent of stockholder approval of the other Acquisition and the closing of one Acquisition is not contingent upon the closing of the other. If a majority of the shares of an Acquired Fund does not approve an Acquisition, that Fund will not participate in an Acquisition. In such a case, that Fund will continue its operations and its Directors will consider what further action, if any, is appropriate.

Is Additional Information About the Funds Available?

  Yes, additional information about the Funds is available in the:

  --Prospectus of The Alliance Bond Funds dated March 1, 2000, which includes information concerning the Funds;

  --Management's Discussion of Fund Performance, included in the Annual
    Reports to Shareholders of each of the Funds; and

  --Statements of Additional Information ("SAIs") for the Acquired Funds dated March 1, 2000 and U.S. Government dated November 1, 1999.

  All of this information is in documents filed with the Securities and Exchange Commission ("SEC"). You may view or obtain these documents from the
SEC:

  In person:
                            at the SEC's Public Reference Room in Washington,
                            D.C.

  By phone:
                            (202) 942-8090 (For information on the operations of the Public Reference room only)

  By mail:
                             Public Reference Section
                             Securities and Exchange Commission,
                             Washington, D.C. 20549-6009
                             (duplicating fee required)

  By electronic mail:        publicinfo@sec.gov (duplicating fee required)

  On the Internet:           www.sec.gov

  The information in the Prospectus of The Alliance Bond Funds (the "Prospectus") relating to Mortgage Securities, Limited Maturity and U.S. Government is incorporated in this Prospectus/Proxy Statement by reference and is legally deemed to be part of this document. Each Fund's Annual Report to Shareholders, the SAI to this Prospectus/Proxy Statement and each Fund's SAI, are also incorporated in this Prospectus/Proxy Statement by reference and are legally deemed to be part of this document. The Prospectus and each Fund's Annual Report to Shareholders, which contain audited financial statements for each Fund's fiscal year, have been previously mailed to stockholders. Additional copies of the Prospectus and Annual Report, as well as the SAI of each Fund, are available upon request without charge by writing to or calling the address and telephone number listed below.

                          Alliance Fund Services, Inc.
                                 P.O. Box 1520
                           Secaucus, N.J. 07096-1520
                                 1-800-221-5672

Other Important Things to Note:

  --You may lose money by investing in the Funds.

  --The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Proposal:   Approval of an Agreement and Plan of Acquisition and Liquidation
            Between U.S. Government and the Acquired Fund in Which You Hold
            Shares

  On July 19-20, 2000, the Board of Directors of each Acquired Fund voted to approve the Acquisition applicable to it, subject to the approval of the stockholders of that Fund. Each Acquisition will involve the transfer by an Acquired Fund of all of its assets to U.S. Government and the assumption by U.S. Government of the liabilities of the Acquired Fund in exchange for shares of U.S. Government having a value in the aggregate equal to the net assets of the Acquired Fund. Following the transfer of assets, shares of U.S. Government will be distributed to stockholders of the Acquired Fund in liquidation of the Acquired Fund.

  Stockholders of the Acquired Funds will recognize no gain or loss on the exchange of the stockholders' shares of the Acquired Fund for shares of U.S. Government. If approved by an Acquired Fund's stockholders, the Acquisition of such Fund is expected to occur late in the last quarter of this year or early in the first quarter of year 2001. The expenses of the transaction will be borne by the Funds' investment adviser, Alliance Capital Management L.P. ("Alliance").

  The Board of Directors of each Acquired Fund concluded that participation by the Acquired Fund in the proposed Acquisitions is in the best interests of the Acquired Fund and its stockholders. The Boards of Directors also concluded that the proposed Acquisitions would not dilute stockholders' economic interests. In reaching this conclusion, the Boards of Directors considered, among other things: the similarities of the investment objectives and strategies between U.S. Government and the Acquired Funds; the more flexible investment charter of U.S. Government in terms of investments in a larger class of U.S. Government securities and permissible maturities; the improved operating efficiencies of the combined fund; the lower expense ratio of U.S. Government as compared to the Acquired Funds; the effect of the Acquisitions on the advisory fees of the Funds; the prospects for improved performance since U.S. Government has significantly outperformed Limited Maturity over the past five years and has recently begun to outperform Mortgage Securities; and the tax-free nature of the Acquisitions for the Acquired Funds. The Board of Directors of Alliance Bond Fund, Inc. approved each Acquisition by U.S. Government on July 19-20, 2000 after concluding that each Acquisition is in the best interests of U.S. Government and its stockholders, and would not dilute such stockholders' interests.

  For a more complete discussion of the factors considered by the Boards of Directors in approving the Acquisitions, see page 19.

                                    SUMMARY

  The following summary highlights differences between U.S. Government and Mortgage Securities and Limited Maturity. This summary is not complete and does not contain all of the information that you should consider before voting on an Acquisition. For more complete information, please read this entire document and the Prospectus.

Comparison of Current Fees

  The Acquisitions are expected to result in a lower operating expense ratio for the combined Fund. As of June 30, 2000, Mortgage Securities had total assets of approximately $436 million, Limited Maturity had total assets of approximately $62 million, and U.S. Government had total assets of approximately $745 million. As shown in the Fee Table below, U.S. Government's expense ratios are significantly lower than those of either of the Acquired Funds. The Fee Table below, which describes the fees and expenses of each class of shares of the Funds as of June 30, 2000, includes pro forma expenses for each Acquisition and for the combined Fund assuming that the Acquisitions are approved and consummated. Based on the pro forma operating expenses for Class A shares, at asset levels as of June 30, 2000 and assuming the Acquisitions are approved, the Acquisitions would result in projected annual expense ratio reductions of 0.12% for Mortgage Securities, 0.65% for Limited Maturity and 0.05% for U.S. Government.

  If only one of the Acquisitions occurs, the expense ratio benefits would be reduced. The acquisition of Mortgage Securities alone would produce expense ratio benefits of 0.04%. The acquisition of Limited Maturity alone would be expense ratio neutral for U.S. Government because of the small size of that Fund relative to U.S. Government.

                                   Fee Table

  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                          Mortgage Securities
                                                        -----------------------
                                                        Class A Class B Class C
                                                        ------- ------- -------
Shareholder Fees
  (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases (as
    a percentage of the offering price)................  4.25%    --      --
  Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is lower)................................   --     3.00%   1.00%

                                                           Limited Maturity
                                                        -----------------------
                                                        Class A Class B Class C
                                                        ------- ------- -------
Shareholder Fees
  (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases (as
    a percentage of the offering price)................  4.25%    --      --
  Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is lower)................................   --     3.00%   1.00%

                                                            U.S. Government
                                                        -----------------------
                                                        Class A Class B Class C
                                                        ------- ------- -------
Shareholder Fees
  (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases (as
    a percentage of the offering price)................  4.25%    --      --
  Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is lower)................................   --     3.00%   1.00%

                                                               Pro Forma
                                                            U.S. Government
                                                             Combined Fund
                                                        -----------------------
                                                        Class A Class B Class C
                                                        ------- ------- -------
Shareholder Fees
  (fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of the offering price)...................  4.25%    --      --
 Maximum Deferred Sales Charge (Load) (as a percentage
   of original purchase price or redemption proceeds,
   whichever is lower).................................   --     3.00%   1.00%

                                                           Mortgage Securities
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
 Management Fees........................................   .54%    .54%    .54%
 Distribution (12b-1) Fees..............................   .30%   1.00%   1.00%
 Interest Expense.......................................   .80%    .80%    .80%
 Other Expenses.........................................   .37%    .37%    .37%
Total Fund Operating Expenses...........................  2.01%   2.71%   2.71%

                                                             U.S. Government
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
 Management Fees........................................   .55%    .55%    .55%
 Distribution (12b-1) Fees..............................   .30%   1.00%   1.00%
 Interest Expense.......................................   .81%    .81%    .81%
 Other Expenses.........................................   .28%    .28%    .28%
Total Fund Operating Expenses...........................  1.94%   2.64%   2.64%

                                                                Pro Forma
                                                             U.S. Government
                                                              Combined Fund
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .54%    .54%    .54%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .81%    .81%    .81%
  Other Expenses........................................   .25%    .25%    .25%
Total Fund Operating Expenses...........................  1.90%   2.60%   2.60%

                                                            Limited Maturity
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .65%    .65%    .65%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .71%    .71%    .71%
  Other Expenses........................................   .88%    .88%    .88%
Total Fund Operating Expenses...........................  2.54%   3.24%   3.24%

                                                             U.S. Government
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .55%    .55%    .55%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .81%    .81%    .81%
  Other Expenses........................................   .28%    .28%    .28%
Total Fund Operating Expenses...........................  1.94%   2.64%   2.64%

                                                                Pro Forma
                                                             U.S. Government
                                                              Combined Fund
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .55%    .55%    .55%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .80%    .80%    .80%
  Other Expenses........................................   .28%    .28%    .28%
Total Fund Operating Expenses...........................  1.93%   2.63%   2.63%

                                                           Mortgage Securities
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .54%    .54%    .54%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .80%    .80%    .80%
  Other Expenses........................................   .37%    .37%    .37%
Total Fund Operating Expenses...........................  2.01%   2.71%   2.71%

                                                            Limited Maturity
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .65%    .65%    .65%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .71%    .71%    .71%
  Other Expenses........................................   .88%    .88%    .88%
Total Fund Operating Expenses...........................  2.54%   3.24%   3.24%

                                                             U.S. Government
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .55%    .55%    .55%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .81%    .81%    .81%
  Other Expenses........................................   .28%    .28%    .28%
Total Fund Operating Expenses...........................  1.94%   2.64%   2.64%

                                                                Pro Forma
                                                             U.S. Government
                                                              Combined Fund
                                                         -----------------------
                                                         Class A Class B Class C
                                                         ------- ------- -------
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
  Management Fees.......................................   .54%    .54%    .54%
  Distribution (12b-1) Fees.............................   .30%   1.00%   1.00%
  Interest Expense......................................   .80%    .80%    .80%
  Other Expenses........................................   .25%    .25%    .25%
Total Fund Operating Expenses...........................  1.89%   2.59%   2.59%

Examples

  The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Funds' operating expense ratios stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                       Mortgage Securities
                                                    ----------------------------
                                                    Class A    Class B* Class C*
                                                    --------   -------- --------
1 year............................................. $    620    $  574   $  374
3 years............................................ $  1,029    $  941   $  841
5 years............................................ $  1,462    $1,435   $1,435
10 years...........................................   $2,663    $2,719   $3,041

-----------

* Assumes redemption at end of period.

                                                            U.S. Government
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  614   $  567   $  367
3 years............................................... $1,008   $  920   $  820
5 years............................................... $1,427   $1,400   $1,400
10 years.............................................. $2,593   $2,649   $2,973

                                                              Pro Forma
                                                            U.S. Government
                                                             Combined Fund
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  610   $  563   $  363
3 years............................................... $  997   $  908   $  808
5 years............................................... $1,408   $1,380   $1,380
10 years.............................................. $2,553   $2,609   $2,934

                                                           Limited Maturity
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  671   $  627   $  427
3 years............................................... $1,182   $1,098   $  998
5 years............................................... $1,718   $1,693   $1,693
10 years.............................................. $3,178   $3,234   $3,540

                                                            U.S. Government
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  614   $  567   $  367
3 years............................................... $1,008   $  920   $  820
5 years............................................... $1,427   $1,400   $1,400
10 years.............................................. $2,593   $2,649   $2,973

                                                              Pro Forma
                                                            U.S. Government
                                                             Combined Fund
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  613   $  566   $  366
3 years............................................... $1,005   $  917   $  817
5 years............................................... $1,423   $1,395   $1,395
10 years.............................................. $2,583   $2,639   $2,964

                                                          Mortgage Securities
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  620   $  574   $  374
3 years............................................... $1,029   $  941   $  841
5 years............................................... $1,462   $1,435   $1,435
10 years.............................................. $2,663   $2,719   $3,041

-----------

* Assumes redemption at end of period.

                                                           Limited Maturity
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  671   $  627   $  427
3 years............................................... $1,182   $1,098   $  998
5 years............................................... $1,718   $1,693   $1,693
10 years.............................................. $3,178   $3,234   $3,540

                                                            U.S. Government
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  614   $  567   $  367
3 years............................................... $1,008   $  920   $  820
5 years............................................... $1,427   $1,400   $1,400
10 years.............................................. $2,593   $2,649   $2,973

                                                               Pro Forma
                                                            U.S. Government
                                                             Combined Fund
                                                       -------------------------
                                                       Class A Class B* Class C*
                                                       ------- -------- --------
1 year................................................ $  609   $  562   $  362
3 years............................................... $  994   $  905   $  805
5 years............................................... $1,403   $1,375   $1,375
10 years.............................................. $2,543   $2,598   $2,925

-----------

* Assumes redemption at end of period.

Comparison of Investment Objectives and Strategies

  The following is a comparison of the investment objectives and strategies of the Funds. The investment objectives of the Funds are substantially similar. The primary differences in the investment strategies of the Funds are that U.S. Government and Limited Maturity invest primarily in U.S. Government securities, while Mortgage Securities invests primarily in mortgage-related securities. Mortgage Securities may invest up to 35% of its assets in U.S. Government securities but its investment policies do not require it to invest primarily in U.S. Government securities. In addition, the dollar-weighted average maturities of the portfolio of debt securities of Mortgage Securities and Limited Maturity are not more than ten years. The dollar-weighted average maturity of the portfolio of debt securities of U.S. Government varies between one year or less and 30 years. A more detailed comparison of the Funds' investment objectives and strategies can be found in Exhibit A. You can find additional information about each of the Funds in the Prospectus and each Fund's SAI.

  Mortgage Securities, Limited Maturity and U.S. Government pursue similar investment objectives and hold substantially similar securities. As a result, the proposed Acquisitions will not cause significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective of U.S. Government.

                                               Principal Investment
Fund                  Investment Objective          Strategies
----                  --------------------     --------------------
Mortgage Securities  Seeks a high level of   The Fund invests
                     current income to the   primarily in a
                     extent consistent with  diversified portfolio of
                     prudent investment      mortgage-related
                     risk.                   securities, including
                                             collateralized mortgage
                                             obligations. The dollar-
                                             weighted average maturity
                                             of the Fund's portfolio
                                             of debt securities is
                                             expected to vary between
                                             two and ten years.

Limited Maturity     Seeks the highest       The Fund invests
                     level of current        primarily in U.S.
                     income consistent with  Government securities,
                     low volatility of net   including mortgage-
                     asset value.            related securities and
                                             repurchase agreements
                                             relating to U.S.
                                             Government securities.
                                             The Fund takes advantage
                                             of a wide range of
                                             maturities of debt
                                             securities and adjusts
                                             the dollar-weighted
                                             average maturity of its
                                             portfolio from time to
                                             time, depending on
                                             Alliance's assessment of
                                             relative yields on
                                             securities of different
                                             maturities and the
                                             expected effect of
                                             changes in interest rates
                                             on the market value of
                                             its portfolio. At all
                                             times, however, each of
                                             the Fund's securities has
                                             either a remaining
                                             maturity of not more than
                                             ten years or a duration
                                             not exceeding that of a
                                             ten-year Treasury note.

                                           Principal Investment
Fund              Investment Objective          Strategies
----              --------------------     --------------------
U.S. Government  Seeks a high level of   The Fund invests
                 current income that is  primarily in U.S.
                 consistent with         Government securities,
                 prudent investment      including mortgage-
                 risk.                   related securities,
                                         repurchase agreements and
                                         forward contracts
                                         relating to U.S.
                                         Government securities.
                                         The Fund also may invest
                                         in non-U.S. Government
                                         mortgage-related and
                                         asset-backed securities,
                                         and in high grade debt
                                         securities secured by
                                         mortgages on commercial
                                         real estate or
                                         residential properties.
                                         The dollar-weighted
                                         average maturity of the
                                         Fund's investments varies
                                         between one year or less
                                         and 30 years.

  Mortgage Securities and Limited Maturity intend to sell securities and may reinvest in other securities prior to the Acquisitions, at the request of U.S. Government and to the extent desirable from the perspective of U.S. Government's portfolio and practicable and consistent with applicable legal requirements, including the Fund's investment objectives, policies and restrictions. It is anticipated that approximately 40% of Limited Maturity's portfolio, and approximately 60% of Mortgage Security's portfolio would be liquidated. Given the nature of U.S. Government's portfolio of securities, the transaction costs associated with this process are expected to be negligible.

Common Risk Considerations

  Because of the similarities in investment objectives and strategies, Mortgage Securities, Limited Maturity and U.S. Government are subject to substantially similar investment risks, which will be similarly applicable to the combined Fund after the Acquisitions. You should note, however, that the value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In addition, each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

  Among the principal risks of investing in the Funds are interest rate risk, credit risk, market risk, leverage risk, derivatives risk, liquidity risk and management risk. Each of these risks is more fully described below. You will find additional descriptions of specific risks of investing in a Fund in the Prospectus.

  Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and mortgage-related or asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

  Interest rate risk is generally greater for investments in debt securities with longer maturities. Because U.S. Government may invest in securities with significantly longer maturities than the Acquired Funds, it may be subject to greater interest rate risk.

  This risk is also compounded for the Funds because they invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because a Fund must reinvest its assets in debt securities with lower interest rates. Mortgage Securities may have greater interest rate risk because it may invest more of its assets in mortgage-related or other asset-backed securities.

  Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Mortgage Securities may have greater credit risk because it may invest in lower-rated securities. These debt securities and similar unrated securities (commonly know as "junk bonds") have speculative elements or are predominantly speculative credit risks.

  Market Risk. This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

  Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

  Derivatives Risk. Each Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

  Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. The Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

  Management Risk. Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

Comparison of Stockholder Services and Distribution Arrangements

  The stockholder services and distribution arrangements of each Fund are the same and are described in the Prospectus.

Federal Income Tax Consequences

  No gain or loss will be recognized by the Acquired Funds, U.S. Government or the stockholders of the Acquired Funds as a result of the Acquisitions. The aggregate tax basis of the shares of U.S. Government received by a stockholder of an Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of the Acquired Fund. The holding period of the shares of U.S. Government received by a stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the stockholder, provided that such shares are held as capital assets by the stockholder of an Acquired Fund at the time of the Acquisitions. The holding period and tax basis of each asset of an Acquired Fund in the hands of U.S. Government as a result of the Acquisitions will be the same as the holding period and tax basis of each such asset in the hands of an Acquired Fund prior to the Acquisitions. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of each Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

Comparison of Investment Advisory Fees

  Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the investment adviser for each Fund. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented the assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

  Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                      Fee as a percentage of
Fund                                 average daily net assets Fiscal Year Ending
----                                 ------------------------ ------------------
Mortgage Securities.................           .53%           December 31, 1999
Limited Maturity....................           .65%           November 30, 1999
U.S. Government.....................           .55%             June 30, 2000

Comparison of Business Structures

  There are no significant differences between the Funds in terms of their respective corporate organizational structure. Each Fund is organized as a Maryland corporation and is governed by its Articles of

Incorporation, as amended, By-Laws and Maryland law. For more information on the comparison of the business structures of the Funds, see Exhibit B.

               INFORMATION ABOUT THE PROPOSED TRANSACTIONS

Introduction

  This Prospectus/Proxy Statement is provided to you to solicit your vote for use at the Meetings to approve the acquisition of the assets and liabilities of each Acquired Fund by U. S. Government. The Meetings will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 at 11:00 a.m., Eastern Time, on November 14, 2000 and any adjournments thereof. This Prospectus/ Proxy Statement, the accompanying Notice of Special Meetings of Stockholders and the enclosed Proxy Card are being mailed to stockholders of the Acquired Funds on or about September 14, 2000. The approval of the stockholders of U.S. Government is not being solicited in connection with the Acquisitions, since their approval or consent is not necessary for the consummation of the Acquisitions.

Description of the Plans

  As provided in the Plans, U. S. Government will acquire all the assets and assume all the liabilities of each Acquired Fund at the effective time of the Acquisitions. In return, U.S. Government will issue, and each Acquired Fund will distribute to its stockholders, a number of full and fractional shares of U.S. Government, determined by dividing the net value of all the assets of the Acquired Fund by the NAV of one share of U.S Government. For this purpose, the Plans provide the times for and methods of determining the net value of the assets of each Acquired Fund. The Plans provide that each stockholder of an Acquired Fund will be credited with shares of U.S. Government corresponding to the aggregate NAV of the class of the Acquired Fund's shares that the stockholder holds of record at the effective time of the Acquisitions.

  Following the distribution of U.S. Government shares, each Acquired Fund will cancel its outstanding shares, wind up its affairs, and dissolve as soon as is reasonably possible after an Acquisition. If a majority of the shares of an Acquired Fund do not approve an Acquisition, that Fund will not be acquired. In such a case, that Acquired Fund will continue its operations and its Directors will consider what future action, if any, is appropriate. Alliance will pay all of the expenses of the Acquisitions.

  The Acquisitions are expected to occur late in the last quarter of this year or early in the first quarter of the year 2001. The Acquisitions are conditioned upon both stockholder approval and each Fund satisfying the terms of the Plan applicable to it. After an Acquisition, an Acquired Fund would deregister as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") and dissolve under Maryland law.

  Completion of the Acquisitions is subject to certain other conditions set forth in the Plans, some of which may be waived by a party to a Plan. A Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meetings that materially alters the obligations of either party. The parties to a Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate a Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interest of its stockholders.

  A copy of a form of the Plans is attached as Exhibit C.

Board Considerations in Recommending the Acquisitions

  At regular meetings of the Boards of Directors of the Acquired Funds held on July 19-20, 2000, Alliance recommended that the Boards of Directors approve and recommend to the stockholders for their approval a combination of the Acquired Funds with U.S. Government by means of tax-free acquisitions of the assets and assumptions of the liabilities of those Funds by U.S. Government in exchange for shares of U.S. Government, which shares would then be distributed to the stockholders of the Acquired Funds in liquidation of those Funds. The Funds have a common Board of Directors. The Directors considered the factors discussed below from the point of view of the interests of each of the Funds and its stockholders. After careful consideration, each Board of Directors accepted Alliance's recommendations, concluded that the Acquisitions and Plans as applied to its Fund would be in the best interests of that Fund and its stockholders and recommended that the stockholders of that Fund approve the proposed Plan and Acquisition.

  Alliance made its recommendations to the Boards of Directors in the context of a general discussion of the substantial growth of the mutual funds advised by Alliance (the "Alliance Mutual Funds") in recent years. Total Alliance Mutual Fund assets, which are rapidly approaching the $200 billion level, are invested in well over 100 operating portfolios affording investors in all selling channels a highly diversified range of choices among asset classes, investment disciplines and pricing alternatives.

  To a large extent, this growth has been a by-product of the last ten years' fundamentally different investment climate, which has precipitated correspondingly dramatic changes in investors' preferences and needs. The long U.S. bull market, historically low (if recently increasing) interest rates and the sustained dominance in the marketplace of equity-oriented investment vehicles have produced conditions that favor many Alliance Mutual Funds, but, inevitably, disfavor some other funds, which originated in specific response to earlier different investment conditions. More generally, as the Alliance Mutual Fund family proliferates, it becomes increasingly important that Alliance and the funds' principal underwriter, Alliance Fund Distributors, Inc. ("AFD"), remain alert to instances of particular funds competing with each other to the point that their consolidation would both benefit their respective stockholders and represent a logical step from the marketing and sales standpoints.

  After considerable study and analysis, Alliance and AFD concluded that the three Alliance Mutual Funds that focus on U.S. Government securities--U.S. Government, Mortgage Securities and Limited Maturity--are no longer sufficiently distinguishable and independently attractive in the current environment to warrant their continued operation as separate investment vehicles. Rather, Alliance and AFD believed that the interests of each Fund's stockholders would be served by the three Funds' consolidation into the Fund that they believed is the most viable of the three Funds, which would thereafter continue as the sole U.S. Government securities fund among the retail Alliance Mutual Funds.

  Alliance advised the Boards of Directors that it believed that, both in the current environment and over the longer term, U.S. Government is the only truly viable Fund among the three and is clearly the best positioned to attract and retain stockholders. U.S. Government has a more flexible investment charter, in terms of sectors within the large class of U.S. Government securities and permissible maturities, than either of the other two Funds. Additionally, U.S. Government has always performed better than Limited Maturity and has recently had a performance advantage over Mortgage Securities, largely, Alliance believed, because of the exploitation of its broader investment charter.

  Alliance discussed with the Boards of Directors the investment objectives and strategies of the Funds. Alliance noted that the three Funds share similar investment themes and have closely related fundamental investment objectives. The Funds' investment strategies differ somewhat, reflecting different emphases within the large government securities market and, at least as between Mortgage Securities and U.S. Government, differing investment philosophies. Alliance advised the Boards of Directors that it believed that an intermediate maturity government fund such as Limited Maturity, which maintains investments with a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note, has little viability. In a market environment in which significant volatility has become both frequent and foreseeable, Alliance believed that there is little investment advantage to be had from an attempt to limit volatility by restricting maturities to the intermediate range. The realities of the current fixed-income market, by limiting the return that can be expected from what has proven to be the Fund's risk profile, appear to have made a fund such as Limited Maturity obsolete.

  Alliance also discussed the investment strategies of Mortgage Securities, which invests primarily in a diversified portfolio of mortgage-related securities. Alliance advised the Boards of Directors that it had concluded that a fund such as Mortgage Securities, which is marketed as focusing on the mortgage sector, is becoming less attractive to fixed-income investors. Alliance noted that because the Fund's investment charter is so limited, Alliance's only real opportunity to add value is to attempt to time interest rate changes. Put differently, Mortgage Securities' compulsory concentration in the mortgage sector effectively prevents Alliance from employing the research-intensive, relative value "sector rotation" strategy that Alliance believes is best suited to both the demands of today's fixed-income markets and the strengths of Alliance's research process.

  Alliance noted that the flexibility of U.S. Government's investment charter enables Alliance to diversify its investments more broadly and to add value through sector rotation within the broad U.S. Government and mortgage-backed markets, rather than solely through the anticipation of interest rate movements. The ability to invest in these sectors also allows Alliance to take advantage, to the benefit of stockholders, of the resources and capabilities of its large fixed-income research organization. In addition, such increased diversification allows U.S. Government greater opportunities for current income than either Mortgage Securities or Limited Maturity and provides additional tools that the portfolio managers may utilize for preserving capital during periods of market volatility.

  In sum, from the perspective of investment strategies, Alliance and AFD advised the Boards of Directors that they believed that, in the current and foreseeable environment, the Funds are viewed as effectively competing with each other and that U.S. Government is better situated to fulfill the needs and expectations of stockholders and realize the benefits of asset growth. Therefore, Alliance and AFD concluded that it would be in the best interests of the stockholders of all three Funds that U.S. Government becomes Alliance's only open-end Government securities fund.

  Alliance also discussed other benefits that it expected would result from the Acquisitions. U.S. Government's expense ratio is significantly lower than the expense ratio of Limited Maturity or Mortgage Securities. Alliance provided the Boards of Directors with a summary of the pro forma operating expenses of the combined Fund, assuming both Acquisitions take place, that indicates that, based on the pro forma operating expenses for Class A shares at asset levels as of June 30, 2000, the Acquisitions would produce expense ratio benefits to the stockholders of approximately 0.65% for Limited Maturity, 0.12% for Mortgage Securities and 0.05% for U.S. Government.

  Alliance also noted that U.S. Government had significantly outperformed Limited Maturity over the past five years. While historically Mortgage Securities has had better performance than U.S. Government, U.S. Government has begun this year to outperform Mortgage Securities. (Additional information on the historical performance of the Funds is available in the Prospectus.) In addition, U.S. Government has recently begun to perform well within its competitive universe. As of May 31, 2000, the total return performance of U.S. Government's Class A shares ranked 19 out of 189 general U.S. Government funds tracked by Lipper Inc. for the year-to-date period. This puts U.S. Government in the top decile within that competitive universe. In contrast, Limited Maturity and Mortgage Securities are poorer performers within their Lipper universes with the total return of each Fund's Class A shares ranking 113 out of 131 and 22 out of 61, respectively, for the same period.

  Alliance also provided information to the Boards of Directors about each Fund's realized and unrealized capital gains and losses and capital loss carryforwards as of June 30, 2000. Alliance noted that each Fund has substantial loss carryforwards and that the ability of U.S. Government to utilize these loss carryforwards (including its own) in future years will be subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"). In particular, the amount of capital loss carryforwards of an Acquired Fund that can be utilized by U.S. Government in a given year would be limited to an amount equal to the total NAV of the Fund immediately prior to the Acquisition times a specified interest rate (which is currently 5.79%). Notwithstanding the applicable limitations, the substantial amount of the capital loss carryforwards that will be available from U.S. Government and the Acquired Funds is such that Alliance believed that the limitations resulting from the Acquisitions would have no practical effect.

  The Boards of Directors also considered, among other things: (i) the form of the relevant Plan and the terms and conditions of the relevant Acquisition;
(ii) whether the relevant Acquisition would result in the dilution of stockholders' interests; (iii) the investment objectives, policies and strategies and portfolio management personnel of the parties to the particular Acquisition; (iv) the effect of the anticipated realignment of the investment holdings of the relevant Fund, including the associated costs and the resulting tax consequences in connection with the possible disposition of certain portfolio holdings prior to or shortly after the closing of the relevant Acquisition; (v) the benefits of the relevant Acquisition to persons other than the relevant Fund (i.e., Alliance and other affiliated persons of the Fund); (vi) the fact that U.S. Government will assume all the liabilities of each Acquired Fund; (vii) the expected federal income tax consequences of the relevant Acquisition; (viii) historical and pro forma information, including the information set forth above and information regarding realized and unrealized gains and losses of the Funds; (ix) whether the Acquisitions would be preferable to acquisitions by potential acquirers other than U.S. Government, including funds not sponsored by Alliance; (x) the fact that Alliance has agreed to pay all the expenses of the Acquisitions other than portfolio realignment costs, and has agreed to indemnify U.S. Government for a three-year period against undisclosed liabilities of Mortgage Securities and Limited Maturity to the extent such liabilities are known by Alliance's senior management at the time of the Acquisitions; (xi) the carryforward of unreimbursed distribution expenses of AFD for the Acquired Funds under the U.S. Government Rule 12b-1 plan; (xii) the fact that the relevant Acquisition might or might not be effected together with the other Acquisition; (xiii) the respective average account sizes of the Funds; and (xiv) the effect of the Acquisitions on the advisory fees of the Funds.

  During their consideration of the relevant Acquisition, the independent directors of each Fund (those directors who are not "interested persons" as defined under the 1940 Act) consulted separately with their legal counsel. Based on the factors described above, the Boards of Directors each determined that the relevant Acquisition would be in the best interests of each Acquired Fund and its stockholders and would not result in dilution of stockholders' interests, and recommended that the stockholders of each Acquired Fund approve the proposed Acquisition.

Existing and Pro Forma Capitalization

  The following tables set forth (i) the capitalization of the Funds and (2) the pro forma capitalization of U.S. Government as adjusted giving effect to the proposed acquisition of assets at net asset value:

                                                 Total       Shares       NAV
                Fund (Class)                   Net Assets  Outstanding Per Share
                ------------                  ------------ ----------- ---------
Mortgage Securities (Class A)................ $396,426,497  48,970,216   $8.10
U.S. Government (Class A).................... $430,895,264  61,617,802   $6.99
Pro Forma Combined........................... $827,321,761 118,364,404   $6.99

Mortgage Securities (Class B)................ $ 23,471,075   2,896,463   $8.10
U.S. Government (Class B).................... $200,282,893  28,614,921   $7.00
Pro Forma Combined........................... $223,753,968  31,966,542   $7.00

Mortgage Securities (Class C)................ $ 16,524,457   2,037,636   $8.11
U.S. Government (Class C).................... $112,807,847  16,109,033   $7.00
Pro Forma Combined........................... $129,332,304  18,469,781   $7.00

Limited Maturity (Class A)................... $ 26,180,635   2,935,453   $8.92
U.S. Government (Class A).................... $430,895,264  61,617,802   $6.99
Pro Forma Combined........................... $457,075,899  65,363,759   $6.99

Limited Maturity (Class B)................... $ 16,122,011   1,807,599   $8.92
U.S. Government (Class B).................... $200,282,893  28,614,921   $7.00
Pro Forma Combined........................... $216,404,904  30,918,319   $7.00

Limited Maturity (Class C)................... $ 19,678,412   2,206,887   $8.92
U.S. Government (Class C).................... $112,807,847  16,109,033   $7.00
Pro Forma Combined........................... $132,486,259  18,921,239   $7.00

Mortgage Securities (Class A)................ $396,426,497  48,970,216   $8.10
Limited Maturity (Class A)................... $ 26,180,635   2,935,453   $8.92
U.S. Government (Class A).................... $430,895,264  61,617,802   $6.99
Pro Forma Combined........................... $853,502,397 122,110,361   $6.99

Mortgage Securities (Class B)................ $ 23,471,075   2,896,463   $8.10
Limited Maturity (Class B)................... $ 16,122,011   1,807,599   $8.92
U.S. Government (Class B).................... $200,282,893  28,614,921   $7.00
Pro Forma Combined........................... $239,875,978  34,269,940   $7.00

Mortgage Securities (Class C)................ $ 16,524,457   2,037,636   $8.11
Limited Maturity (Class C)................... $ 19,678,412   2,206,887   $8.92
U.S. Government (Class C).................... $112,807,847  16,109,033   $7.00
Pro Forma Combined........................... $149,010,716  21,281,986   $7.00

Distribution Expenses

  Each Fund has adopted a plan under SEC Rule 12b-1 ("Rule 12b-1 Plan") that allows the Fund to pay asset-based sales charge or distribution and service fees for the distribution and sale of its shares. The amount of these fees as a percentage of aggregate average daily net assets is for each

Fund's Class A shares .30% and for the Class B and Class C shares 1.00%. As of June 30, 2000, AFD had incurred distribution expenses for Mortgage Securities and Limited Maturity in the amount of, respectively, $60,205,458 and $8,444,665 for Class B shares and $2,952,244 and $5,307,986 for Class C shares that had not been reimbursed under the Rule 12b-1 Plan or recovered through contingent deferred sales charges or otherwise. The Boards of Directors have adopted a resolution providing that, in connection with the Acquisitions, the amount of these unreimbursed distribution expenses existing at the time of the closing of the Acquisitions may be defrayed from future fees paid to AFD under the Rule 12b-1 Plan of U.S. Government, subject to appropriate assurances that this treatment is consistent with applicable law. While in the past the staff of the SEC has suggested that such payments by an acquiring fund would be inappropriate, more recently the staff has indicated that it would not object to such a "carryforward" if it were implemented in accordance with Rule 12b-1 requirements. It is unlikely that AFD will receive reimbursement for unreimbursed distribution expenses incurred on behalf of U.S. Government given the continued growth in U.S. Government's assets in the foreseeable future, which would be reimbursed before the reimbursement of the carryover of any unreimbursed distribution expenses of the Acquired Funds. The Boards of Directors approved the assumption of the Acquired Funds' unreimbursed expenses, however, on the basis that Alliance will receive adequate assurances that, in the event of any reimbursements of these expenses, the payments would be appropriate under applicable regulatory requirements.

Federal Income Tax Consequences

  Each Fund will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition to which the Fund is a party will constitute a "reorganization" within the meaning of section 368(a) of the Code and that U.S. Government and the Acquired Fund in such Acquisition will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) each stockholder of the Acquired Fund will recognize no gain or loss on such stockholder's receipt of shares of U.S. Government (including any fractional share to which the stockholder may be entitled) in exchange for the stockholder's shares of the Acquired Fund in connection with the Acquisition; (iii) neither the Acquired Fund nor U.S. Government will recognize any gain or loss upon the transfer of all of the assets of the Acquired Fund to U.S. Government in exchange for shares of U.S. Government and the assumption by U.S. Government of the liabilities of the Acquired Fund pursuant to the applicable Plan or upon the distribution of shares of U.S. Government to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund; (iv) the holding period and tax basis of the assets of the Acquired Fund acquired by U.S. Government will be the same as the holding period and tax basis that the Acquired Fund had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of U.S. Government received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor; (vi) the holding period of shares of U.S. Government received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and (vii) U.S. Government will succeed to the capital loss carryovers of the Acquired Fund, if any, under section 381 of the Code, but the use by U.S. Government of any such capital loss carryovers (and of capital loss carryovers of U.S. Government) may be subject to limitation under section 383 of the Code.

  Stockholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of an Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of an Acquisition, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of an Acquisition.

                              VOTING INFORMATION

  Each Board of Directors has fixed the close of business on August 25, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any postponements or adjournments thereof. The outstanding voting shares of Mortgage Securities as of that date consisted of a total of 52,750,448 shares of common stock, each share entitled to one vote, consisting of 48,145,394 Class A shares, 2,599,005 Class B shares and 2,006,049 Class C shares. The outstanding voting shares of Limited Maturity as of that date consisted of a total of 7,057,324 shares of common stock, each share entitled to one vote, consisting of 3,021,395 Class A shares, 1,832,733 Class B shares and 2,203,196 Class C shares.

  Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may vote their shares by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as either telephoning toll free 1-800-597-7836 or via the Internet website at https://vote.proxy-direct.com. Shares held for a stockholder through a broker or nominee (who is the stockholder of record for those shares) should be voted by following the instructions provided to the stockholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a stockholder of record, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who vote by telephone or via the Internet should not also return a Proxy Card. Stockholders who vote via the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by voting another proxy (either by signing and mailing another Proxy Card or, by telephone or via the Internet as indicated above), or by personally voting at the Meetings.

  Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against the Proposal. Approval of the Proposal requires the affirmative vote of a majority of the total outstanding shares of each Acquired Fund. The approval and closing of one Acquisition is not contingent upon the approval and closing of the other Acquisition. If any proposal, other than the Proposal to be voted on by the stockholders of each Acquired Fund, properly comes before the Meetings, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Acquired Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meetings.

  A quorum for the Meetings will consist of the presence in person or by proxy of the holders of one-third of the shares of each Acquired Fund entitled to vote at the Meetings. In the event that a quorum is not represented at the Meetings or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Boards of Directors on the Proposal are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meetings with no other notice than announcement at the Meetings, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

  The Acquired Funds have engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Acquired Funds in soliciting proxies for the Meetings. Shareholder Communications Corporation will receive a fee of $7,500 from Alliance for its solicitation services, plus reimbursement of out-of-pocket expenses.


Share Information

  Outstanding Shares. As of June 30, 2000, each class of each Fund had the following number of shares of common stock outstanding.

                                                                      Shares
  Fund (Class)                                                      Outstanding
  ------------                                                      -----------
Mortgage Securities
  Class A.......................................................... 48,970,216
  Class B..........................................................  2,896,463
  Class C..........................................................  2,037,636
Limited Maturity
  Class A..........................................................  2,935,453
  Class B..........................................................  1,807,599
  Class C..........................................................  2,206,887
U.S. Government
  Class A.......................................................... 61,617,802
  Class B.......................................................... 28,614,921
  Class C.......................................................... 16,109,033

  Share Ownership. As of June 30, 2000, the officers and Directors of each Acquired Fund as a group beneficially owned less than 1% of the outstanding shares of each class of common stock of that Fund and, to the knowledge of the Aquired Funds, the following persons owned either of record or beneficially, 5% or more of the outstanding shares of the indicated class of each Fund.

                                                                     Percentage
       Fund                                                          Ownership
       ----                                                          ----------
Mortgage Securities:
  MLPF&S Class A....................................................    9.00%
  MLPF&S Class B....................................................   14.95%
  MLPF&S Class C....................................................   38.79%
Limited Maturity:
  MLPF&S Class A....................................................   15.17%
  FleetBoston Robertson Stephens....................................    6.46%
  MLPF&S Class B....................................................   28.68%
  MLPF&S Class C....................................................   48.18%
U.S. Government:
  MLPF&S Class A....................................................   11.27%
  MLPF&S Class B....................................................   24.01%
  MLPF&S Class C....................................................   36.43%
  Ho Chunk Nation...................................................    6.84%

                                 LEGAL MATTERS

  The validity of the shares offered hereby will be passed upon for the Funds by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Venable, Baetjer and Howard, LLP for matters relating to Maryland law.

                                    EXPERTS

  The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, given on its authority as experts in auditing and accounting.

  The Boards of Directors of Mortgage Securities and Limited Maturity recommend approval of the Proposal.

                                                                      EXHIBIT A

            COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

  This discussion provides a more complete description of each Fund's investment objectives and principal strategies. Additional discussion of a Fund's investments and the risks of investing in a Fund can be found in the Prospectus and the Funds' SAIs.

Fund                                    Investment Objective

Mortgage Securities:
                          Seeks a high level of current income to the extent consistent with prudent investment risk.

Limited Maturity:
                          Seeks the highest level of current income consistent with low volatility of net asset value.

U.S. Government:
                          Seeks a high level of current income that is consistent with prudent investment risk.

Fund                                   Investment Strategies


Mortgage Securities:      The Fund maintains at least 65% of its total assets
                          in mortgage-related securities, including
                          Collateralized Mortgage Obligations. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

                          The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass- through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities.

                          The Fund may invest up to 35% of its total assets in:

                          . U.S. Government securities;

                          . qualifying bank deposits;

                          . prime commercial paper or, if unrated, issued by
                            companies that have an outstanding high quality debt issue; and

                          . high-grade asset-backed securities.

Limited Maturity:         As a matter of fundamental policy, the Fund normally
                          invests at least 65% of its total assets in U.S.
                          Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

                          In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

                          The Fund may invest up to 35% of its total assets in:

                          . high quality asset-backed securities, including
                            mortgage-related securities that are not U.S. Government securities;

                          . treasury securities issued by private corporate
                            issuers;

                          . qualifying bank deposits;

                          . high quality commercial paper or, if unrated,
                            issued by companies that have high quality debt issues outstanding; and

                          . high quality debt securities of corporate issuers.

                          The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

U.S. Government:          As a matter of fundamental policy, the Fund pursues
                          its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S.
                          Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S.
                          Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.

                          The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

                                                                      EXHIBIT B

                       COMPARISON OF BUSINESS STRUCTURES

  The following information provides only a summary of the major similarities and differences between the organizational structure and governing documents of U.S. Government, Mortgage Securities and Limited Maturity. All three Funds are organized as Maryland corporations. Accordingly, unless noted below, there are no significant differences between the Funds in terms of their respective corporate organizational structure. Copies of the Charter and By-laws of U.S. Government, Mortgage Securities and Limited Maturity are a part of each Fund's respective Registration Statement filed with the SEC and may be obtained as provided below.

  General. U.S. Government, Mortgage Securities and Limited Maturity are organized as Maryland corporations and are governed by each of their Charters, By-Laws and Maryland law. The Funds are not required to hold annual meetings of stockholders and each will do so only under certain specified circumstances or when required under Federal law. Each Fund has procedures available to its respective stockholders for calling stockholders' meetings for the removal of Directors.

  Pursuant to Maryland law, any Director of a Fund may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast.

  The Directors of a Fund are required to promptly call a meeting of stockholders for the purpose of voting upon the question of removal when requested to do so in writing by the record holders of not less than 10% of the outstanding shares. In addition, special meetings of stockholders for any other purpose shall be called by a Fund's Secretary upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at the meeting.

  Except as otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of each Fund. Pursuant to each Charter, in instances involving extraordinary corporate action, such as in a merger or in making amendments to its Charter, the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the stockholders is sought. With respect to other matters, the By-Laws of each Fund provide that when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting.

  Shares. U.S. Government has authorized capital stock of 200,000,000 shares of Class A Common Stock, 200,000,000 shares of Class B Common Stock, 200,000,000 shares of Class C Common Stock and 200,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Limited Maturity has authorized capital stock of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Mortgage Securities has authorized capital stock of 600,000,000 shares of Class A Common Stock, 600,000,000 shares of Class B Common Stock, 600,000,000 shares of Class C Common Stock and 600,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share.

  Liability of Directors and Officers. Each of the Funds indemnifies its officers and Directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                                                       EXHIBIT C

                             FORM OF AGREEMENT AND
                      PLAN OF ACQUISITION AND LIQUIDATION





                                     As of

                                 [      ], 2000

  This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made
as of this [  ] day of [      ], 2000, by and between U.S. Government Portfolio
of Alliance Bond Fund, Inc., a Maryland corporation ("U.S. Government"), and
[      ], a Maryland corporation (the "Acquired Fund").

  WHEREAS, U.S. Government and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the parties desire that U.S. Government acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of U.S. Government and the distribution of such shares of U.S. Government to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

  WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, U.S. Government and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

  Now, therefore, U.S. Government and the Acquired Fund agree as follows:

  1. Definitions

  In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                              Securities Act of 1933, as amended.

1934 Act                              Securities Exchange Act of 1934, as
                                      amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or any class of the Acquired Fund's shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to any class of the Acquired Fund's shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date                          Such date prior to July 1, 2001 as the
                                      parties agree to.

Effective Time                        5:00 p.m. Eastern time on the Closing
                                      Date, or such other time as the parties
                                      may agree to in writing.

Financial Statements
                                      The audited financial statements of the
                                      relevant Fund for its most recently
                                      completed fiscal year and, if
                                      applicable, the unaudited financial
                                      statements of that Fund for its most
                                      recently completed semi-annual period.

Fund
                                      U.S. Government and/or the Acquired
                                      Fund, as the case may be.

Liabilities                           All liabilities of the Acquired Fund or
                                      any class thereof, whether known or
                                      unknown, accrued or unaccrued, absolute
                                      or contingent or conditional or
                                      unmatured.

N-14 Registration Statement           The Registration Statement of U.S.
                                      Government on Form N-14 under the 1940
                                      Act that will register the shares of
                                      U.S. Government to be issued in the
                                      Acquisition and will include the proxy
                                      materials necessary for the stockholders of the Acquired Fund to approve the Acquisition.

Valuation Time                        The time on the Closing Date, or the
                                      business day immediately preceding the
                                      Closing Date if the Closing Date is not
                                      a business day or such other date as the parties may agree to in writing, when for purposes of the Plan U.S. Government determines its net asset value per share and the Acquired Fund determines the net value of the Assets.

  2. Regulatory Filings

  U.S. Government shall promptly prepare and file the N-14 Registration Statement with the SEC, and U.S. Government and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

  3. Stockholder Action

  As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan, and such other matters as the Board of Directors of the Acquired Fund may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

  4. Transfer of the Acquired Fund's Assets. U.S. Government and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b) Prior to the Effective Time, the Acquired Fund shall declare and pay to its stockholders on its normal monthly schedule a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, if any (as defined in Code section 852), and net capital gain, if any (as defined in Code section 1222).

    (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to U.S. Government, subject to the Liabilities. U.S. Government shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of U.S. Government, and (ii) the Liabilities at the Effective Time shall attach to U.S. Government, enforceable against U.S. Government to the same extent as if initially incurred by U.S. Government.

    (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to U.S. Government. The Acquired Fund may sell any Asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of U.S. Government. Within a reasonable time after receipt of the list and prior to the Closing Date, U.S. Government will advise the Acquired Fund in writing of any investments shown on the list that U.S. Government has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if U.S. Government determines that, as a result of the Acquisition, U.S. Government would own an aggregate amount of an investment that would exceed a percentage limitation applicable to U.S. Government, U.S. Government will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to U.S. Government at the Effective Time on the following basis:

      (1) U.S. Government shall simultaneously issue and deliver to the Acquired Fund that number of full and fractional shares of common stock of each class of U.S. Government, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, determined by dividing the value of the Assets less the Liabilities attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of U.S. Government.

      (2) The net asset value of the shares of U.S. Government to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with U.S. Government's then applicable valuation procedures, and for this purpose, the net value of the Assets to be conveyed to U.S. Government shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund.

      (3) The Acquired Fund shall deliver the Assets with good and marketable title to the custodian for the account of U.S. Government. All cash shall be transferred in the form of immediately available funds payable to the order of U.S. Government's custodian.

    (f) Promptly after the Closing Date, the Acquired Fund will deliver to U.S. Government a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

  5. Liquidation and Dissolution of the Acquired Fund, Registration of Shares of U.S. Government and Access to Records. The Acquired Fund and U.S. Government also shall take the following steps, as applicable:

    (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring to stockholders of record of each class of the Acquired Fund full and fractional shares of common stock of the corresponding class of U. S. Government equal in value to the shares of the class of the Acquired Fund held by the stockholder. Each stockholder also shall have the right to receive any unpaid dividends or other distributions that the Acquired Fund declared with respect to the class of the Acquired Fund's shares held by the stockholder before the Effective Time. U.S. Government shall record on its books the ownership by the Acquired Fund's stockholders of U.S. Government shares so transferred to such stockholders and the Acquired Fund shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each class of the Acquired Fund. U.S. Government shall issue certificates representing U.S. Government shares in accordance with the then current U.S. Government prospectus; provided, however, that U.S. Government shall not issue certificates representing U.S. Government shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to U.S. Government. Following distribution by the Acquired Fund to its stockholders of all of the shares of U.S. Government delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time, including filing Articles of Dissolution with the SDAT.

    (b) At and after the Closing Date, the Acquired Fund shall provide U.S. Government and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of each class of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the

  Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

  6. Certain Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to U.S. Government as follows:

    (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Board of Directors of the Acquired Fund duly established and designated each class of the Acquired Fund as a class of the Acquired Fund. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

    (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in
  Section 4(b) hereof.

    (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to U.S. Government, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquired Fund. There are no facts that the Acquired

  Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

    (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to U.S. Government, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

  7. Certain Representations and Warranties of U.S. Government. Alliance Bond Fund, Inc. ("Bond Fund"), on behalf of U.S. Government, represents and warrants to the Acquired Fund as follows:

    (a) Bond Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Board of Directors of Bond Fund duly established and designated U.S. Government as a series of Bond Fund and each class of shares of U.S. Government as a class of U.S. Government. Bond Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

    (b) On behalf of U.S. Government, Bond Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) On behalf of U.S. Government, the Board of Directors of Bond Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Bond Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Charter of Bond Fund, its By-Laws or any material agreement to which U.S. Government is subject. Bond Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (d) U.S. Government has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for the approval of the Acquisition and at the Effective Time, insofar as it relates to U.S. Government shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) On behalf of U.S. Government, Bond Fund has duly authorized and validly issued all of the issued and outstanding shares of common stock of U.S. Government, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Bond Fund has duly authorized shares of U.S. Government to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of U.S. Government shall be validly issued, fully paid and non-assessable, and no stockholder of U.S. Government shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any shares of U.S. Government, nor are there any securities convertible into shares of U.S. Government.

    (g) U.S. Government does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against U.S. Government. There are no facts that U.S. Government currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against U.S. Government. U.S. Government is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by the Plan.

    (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, U.S. Government is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (i) Bond Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. Bond Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (j) Since the date of the Financial Statements of U.S. Government, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

  8. Conditions to the Obligations of U.S. Government and the Acquired
Fund. The obligations of U.S. Government and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its By-Laws and applicable law. If stockholders of the

  Acquired Fund fail to approve the Acquisition, that failure shall release the Funds of their obligations under this Plan.

    (b) U.S. Government and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of U.S. Government or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c) Bond Fund, on behalf of U.S. Government, and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund or U.S. Government since [December 1999]. Negative investment performance shall not be considered a material adverse change.

    (e) U.S. Government and the Acquired Fund shall have received an opinion of Seward & Kissel LLP, in form and substance reasonably satisfactory to each of them, based upon representations made in certificates provided by the Funds, their affiliates and/or principal stockholders and dated as of the Closing Date, substantially to the effect that, based on facts and assumptions stated therein, for federal income tax purposes:

      (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that U.S. Government and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) each stockholder of the Acquired Fund will recognize no gain or loss on such stockholder's receipt of shares of U.S. Government (including any fractional share to which the stockholder may be entitled) in exchange for the stockholder's shares of the Acquired Fund in connection with the Acquisition;

      (3) neither the Acquired Fund nor U.S. Government will recognize any gain or loss upon the transfer of all of the Assets to U.S. Government in exchange for shares of U.S. Government and the assumption by U.S. Government of the Liabilities pursuant to this Plan or upon the distribution of shares of U.S. Government to stockholders of the Acquired Fund in exchange for their respective shares of Acquired Fund;

      (4) the holding period and tax basis of the Assets acquired by U.S. Government will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

      (5) the aggregate tax basis of U.S. Government shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

      (6) the holding period of U.S. Government shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and

      (7) U.S. Government will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by U.S. Government of any such capital loss carryovers (and of capital loss carryovers of U.S. Government) may be subject to limitation under section 383 of the Code.

    (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the shares of U.S. Government, and the SEC shall not have instituted and to the knowledge of U.S. Government is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

    (h) The SEC shall not have issued any unfavorable advisory report under
  Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

  9. Conditions to the Obligations of the Acquired Fund. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, as counsel to U.S. Government, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

      (1) Bond Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

      (2) This Plan has been duly authorized, executed and delivered by U.S. Government and, assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

      (3) The shares of U.S. Government to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by U.S. Government;

      (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of Bond Fund, its By-Laws or any agreement of U.S. Government known to such counsel, after reasonable inquiry; and

      (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for U.S. Government to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of U.S. Government.

  In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
  (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of Bond Fund as to factual matters.

  10. Conditions to the Obligations of U.S. Government. The obligations of U.S. Government with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) U.S. Government shall have received an opinion of Seward & Kissel LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to U.S. Government and dated as of the Closing Date, substantially to the effect that:

      (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

      (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by Bond Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

      (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its By-Laws or any agreement of the Acquired Fund, known to such counsel, after reasonable inquiry; and

      (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

  In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
  (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the stockholders of the Acquired Fund substantially all of its investment company taxable income, if any (as defined in Code section
  852), and all of its net capital gain, if any, (as defined in Code section
  1222).

  11. Survival of Representations and Warranties. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

  12. Termination of Plan. A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

  13. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

  14. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

  15. Amendments. The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

  16. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

  17. Indemnification of Directors. On behalf of U.S. Government, Bond Fund will assume all obligations of the Acquired Fund to exculpate and indemnify its current and former directors and officers, acting in their capacities as such.

  18. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

  19. Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

  20. Limitation on Liabilities. The obligations of the Acquired Fund and U.S. Government shall not bind any of the directors, stockholders, nominees, officers, employees or agents of the Acquired Fund or Bond Fund personally, but shall bind only the Acquired Fund or U.S. Government, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Bond Fund, on behalf of U.S. Government, as appropriate.

  21. Termination of the Acquired Fund. If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and liquidate and dissolve.

  22. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

    For the Acquired Fund:

      [Acquired Fund]
      1345 Avenue of the Americas
      New York, New York 10105
      Attention: Secretary

    For U.S. Government:

      U.S. Government Portfolio of Alliance Bond Fund, Inc.
      1345 Avenue of the Americas
      New York, New York 10105
      Attention: Secretary

  23. Expenses. Alliance Capital Management L.P., the investment adviser to each party hereto, will bear all expenses incurred in connection with this Agreement and Plan of Acquisition and Liquidation, and all transactions contemplated hereby, whether or not the Acquisition is consummated.

  24. General. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

  In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                         [Acquired Fund]

Attest:



__________________________               By: __________________________________
Name:                                    Name:
Title:                                   Title:

                                         U.S. Government Portfolio of
                                          Alliance Bond Fund, Inc.

Attest:



__________________________               By: __________________________________
Name:                                    Name:
Title:                                   Title:

Accepted and agreed with respect
to Section 23 only:

Alliance Capital Management L.P.

By:Alliance Capital Management
  Corporation, its General Partner


By: _________________________________________________

  Name: ___________________________________________

  Title: __________________________________________

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
Proposal: Approval of an Agreement and Plan of Acquisition and Liquidation
  Between U.S. Government and the Acquired Fund in Which You Hold Shares..    4

SUMMARY...................................................................    5
 Comparison of Current Fees...............................................    5
 Fee Table................................................................    6
 Comparison of Investment Objectives and Strategies.......................   12
 Common Risk Considerations...............................................   14
 Comparison of Stockholder Services and Distribution Arrangements.........   16
 Federal Income Tax Consequences..........................................   16
 Comparison of Investment Advisory Fees...................................   17
 Comparison of Business Structures........................................   17

INFORMATION ABOUT THE PROPOSED TRANSACTIONS...............................   18
 Introduction.............................................................   18
 Description of the Plans.................................................   18
 Board Considerations in Recommending the Acquisitions....................   19
 Existing and Pro Forma Capitalization....................................   24
 Distribution Expenses....................................................   24
 Federal Income Tax Consequences..........................................   25

VOTING INFORMATION........................................................   26
 Share Information........................................................   28

LEGAL MATTERS.............................................................   29

EXPERTS...................................................................   29

EXHIBIT A.................................................................   30

EXHIBIT B.................................................................   33

EXHIBIT C.................................................................   35

                               Alliance Mortgage
                               Securities Income
                                   Fund, Inc.

                                Alliance Limited
                              Maturity Government
                                   Fund, Inc.



--------------------------------------------------------------------------------

                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.
--------------------------------------------------------------------------------
NOTICE OF SPECIAL MEETINGS
OF STOCKHOLDERS AND
PROSPECTUS/PROXY STATEMENT

September 14, 2000

This is filed pursuant to Rule 497(b).
File Nos. 002-48227 and 811-02383.

                                       Part B

                         STATEMENT OF ADDITIONAL INFORMATION

              This Statement of Additional Information or SAI relating to the proposed acquisitions of the assets and assumption of the liabilities of Alliance Mortgage Securities Income Fund Inc. ("Mortgage Securities") and Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity") by Alliance U.S. Government Portfolio, a series of the Alliance Bond Fund, Inc. ("U.S. Government") in exchange for shares of U.S. Government consists of this cover page and the following described documents, each of which is attached hereto or incorporated herein by reference:

              (1)  The SAI of Mortgage Securities dated March 1, 2000.

              (2)  Semi-Annual Report to Shareholders of Mortgage
                   Securities dated June 30, 2000.

              (3)  The SAI of Limited Maturity dated March 1, 2000.

              (4) Semi-Annual Report to Shareholders of Limited Maturity dated May 31, 2000.

              (5)  The SAI of U.S. Government dated November 1, 1999.

              (6) Annual Report to Shareholders of U.S. Government dated June 30, 2000.

              (7) Unaudited pro forma combined financial information as of June 30, 2000. The pro forma financial statements give effect to the acquisitions as if they had occurred for the periods presented.

              This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement, dated September 14, 2000. The Prospectus/Proxy Statement and SAI may be obtained without charge by calling 1-800-221-5672 or writing to Alliance U.S. Government Portfolio, 1345 Avenue of the Americas, New York, NY 10105.


              This SAI is dated September 14, 2000.










          00250236.AM3

This is filed pursuant to Rule 497(b).
File Nos. 002-48227 and 811-02383.

                               PRO-FORMA COMBINED
                           --------------------------
                              FINANCIAL STATEMENTS
                           --------------------------

                    ALLIANCE LIMITED MATURITY GOVERNMENT FUND

                    ALLIANCE MORTGAGE SECURITIES INCOME FUND

                  ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                  JUNE 30, 2000
                                   (unaudited)

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
June 30, 2000 (unaudited)           Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                               Alliance       Alliance       Alliance
                                                Limited       Mortgage       Bond Fund
                                   Combined    Maturity      Securities        U.S.
                                   Principal  Government       Income       Government                     Pro-Forma
                                    Amount       Fund           Fund         Portfolio     Adjustment(s)    Combined
                                    (000)       (Value)        (Value)        (Value)         (Value)        (Value)
---------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT &
   AGENCY
   OBLIGATIONS-98.4%
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-37.7%
   zero coupon, 2/15/08 .........   $22,130   $         -0-  $         -0-  $13,034,858     $       -0-  $ 13,034,858
   6.00%, 1/01/29-12/31/99 ......    39,184             -0-    35,851,647            -0-            -0-    35,851,647
   6.50%, 12/01/99 ..............    15,000             -0-            -0-   14,142,150             -0-    14,142,150
   6.50%, 4/01/11-6/01/29 (a) ...    34,902             -0-    33,479,159            -0-            -0-    33,479,159
   7.00%, 9/01/14-12/31/99 (a) ..    74,797             -0-    72,984,293            -0-            -0-    72,984,293
   7.00%, 12/01/14-2/01/15 ......     4,179      4,099,301             -0-           -0-            -0-     4,099,301
   7.50%, 2/01/15-12/31/99 (a) ..    54,571             -0-    54,239,178            -0-            -0-    54,239,178
   7.50%, 4/01/15-12/31/99 ......    80,750             -0-            -0-   80,343,305             -0-    80,343,305
   7.50%, TBA ...................     8,782      8,752,504             -0-           -0-            -0-     8,752,504
   8.00%, 8/01/28-6/01/30 .......    24,652             -0-    24,752,247            -0-            -0-    24,752,247
   8.00%, 6/01/30-12/31/99 ......    50,335             -0-            -0-   50,547,322             -0-    50,547,322
   8.00%, TBA ...................     5,000      5,021,100             -0-           -0-            -0-     5,021,100
   8.50%, 8/01/11 (a) ...........    15,009             -0-    15,266,583            -0-            -0-    15,266,583
   8.50%, TBA ...................     2,000      2,037,180             -0-           -0-            -0-     2,037,180
   9.00%, 8/01/21 ...............     2,896             -0-     2,982,745            -0-            -0-     2,982,745
   10.00%, 10/01/14 .............    33,235             -0-            -0-   35,665,616             -0-    35,665,616
   10.00%, 10/01/14 (a) .........     8,973             -0-     9,629,397            -0-            -0-     9,629,397
   11.00%, 7/15/16 ..............     2,401             -0-     2,571,601            -0-            -0-     2,571,601
   11.25%, 2/01/16 ..............       754        819,896             -0-           -0-            -0-       819,896
   11.50%, 9/15/20 ..............     1,486             -0-     1,597,777            -0-            -0-     1,597,777
                                              ------------   ------------   -----------     ----------   ------------
                                                20,729,981    253,354,627   193,733,251             -0-   467,817,859
                                              ------------   ------------   -----------     ----------   ------------
U.S. TREASURY
   SECURITIES-36.1%
U.S. TREASURY BONDS-32.0%
   6.375%, 8/15/27 ..............    10,000             -0-            -0-   10,298,400             -0-    10,298,400
   6.875%, 8/15/25 ..............    20,000             -0-            -0-   21,796,800             -0-    21,796,800
   8.125%, 5/15/21 ..............    29,100             -0-            -0-   35,506,656             -0-    35,506,656
   8.875%, 8/15/17 ..............    24,000             -0-            -0-   30,592,560             -0-    30,592,560
   10.75%, 2/15/03 ..............    80,000             -0-            -0-   88,024,800             -0-    88,024,800
   12.50%, 8/15/14 ..............    65,150             -0-            -0-   92,339,701             -0-    92,339,701
   14.00%, 11/15/11 .............    85,900             -0-            -0-  119,293,625             -0-   119,293,625
                                              ------------   ------------   -----------     ----------   ------------
                                                        -0-            -0-  397,852,542             -0-   397,852,542
                                              ------------   ------------   -----------     ----------   ------------
U.S. TREASURY NOTES-3.9%
   5.875%, 11/15/04 .............     2,975      2,931,773             -0-           -0-            -0-     2,931,773
   6.00%, 8/15/09 ...............     7,065      7,008,692             -0-           -0-            -0-     7,008,692
   6.50%, 2/15/10 ...............    30,500      4,136,880             -0-   27,406,830             -0-    31,543,710
   6.625%, 5/31/02 ..............     1,100      1,104,125             -0-           -0-            -0-     1,104,125
   6.75%, 5/15/05 ...............     6,125      6,267,590             -0-           -0-            -0-     6,267,590
                                              ------------   ------------   -----------     ----------   ------------
                                                21,449,060             -0-   27,406,830             -0-    48,855,890
                                              ------------   ------------   -----------     ----------   ------------


                                                                             |1|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                               Alliance       Alliance      Alliance
                                                Limited       Mortgage      Bond Fund
                                  Combined     Maturity      Securities       U.S.
                                  Principal   Government       Income      Government                     Pro-Forma
                                   Amount        Fund           Fund        Portfolio    Adjustment(s)    Combined
                                   (000)        (Value)        (Value)       (Value)        (Value)        (Value)
-------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS-0.2%
   Zero coupon, 7/06/00 ........  $ 2,640   $         -0-  $    589,535   $ 2,048,387   $         -0-  $  2,637,922
   5.47%, 7/06/00 ..............       50         49,962             -0-           -0-            -0-        49,962
   5.65%, 7/06/00 ..............       20         19,984             -0-           -0-            -0-        19,984
                                            ------------   ------------   -----------   ------------   ------------
                                                  69,946        589,535     2,048,387             -0-     2,707,868
                                            ------------   ------------   -----------   ------------   ------------
GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-14.2%
Single Family Homes
   6.50%, 12/15/27-2/15/30 .....   45,993             -0-    43,650,477            -0-            -0-    43,650,477
   7.00%, 1/15/23-8/15/28 ......   50,744             -0-    49,342,239            -0-            -0-    49,342,239
   7.50%, 12/15/21-5/15/30 .....    2,880      2,860,871             -0-           -0-            -0-     2,860,871
   8.00%, 12/31/99 .............   41,705             -0-    42,148,324            -0-            -0-    42,148,324
   8.00%, 3/15/12 ..............   28,038             -0-            -0-   28,458,312             -0-    28,458,312
   8.15%, 9/15/20 ..............    5,133             -0-            -0-    5,235,594             -0-     5,235,594
   8.50%, 8/15/27-6/15/30 ......    2,875      2,943,281             -0-           -0-            -0-     2,943,281
   9.00%, 12/15/19 .............        2             -0-         1,929            -0-            -0-         1,929
   9.00%, 7/20/24-9/20/24 ......    2,058             -0-            -0-    2,114,304             -0-     2,114,304
                                            ------------   ------------   -----------   ------------   ------------
                                               5,804,152    135,142,969    35,808,210             -0-   176,755,331
                                            ------------   ------------   -----------   ------------   ------------
FEDERAL HOME LOAN
   MORTGAGE CORP.-6.2%
   5.75%, 6/15/01 ..............    3,310      3,276,900             -0-           -0-            -0-     3,276,900
   6.50%, 2/01/26-12/01/28 .....   12,071             -0-    11,392,422            -0-            -0-    11,392,422
   7.50%, 9/01/29-4/01/30 ......   40,768             -0-    40,158,063            -0-            -0-    40,158,063
   8.00%, 9/01/09 (b) ..........    3,568             -0-     3,597,575            -0-            -0-     3,597,575
   9.50%, 9/01/20 ..............    2,425             -0-     2,522,147            -0-            -0-     2,522,147
   11.00%, 1/01/11-9/01/20 .....      702        761,624             -0-           -0-            -0-       761,624
   11.50%, 10/01/10-6/01/20 ....    1,394             -0-     1,531,881            -0-            -0-     1,531,881
   12.00%, 8/01/15-7/01/20 .....   10,021             -0-    10,936,214            -0-            -0-    10,936,214
   12.25%, 8/01/13 .............       16             -0-        17,199            -0-            -0-        17,199
   12.50%, 6/01/19 .............    1,616             -0-     1,811,784            -0-            -0-     1,811,784
   13.00%, 5/01/14-12/01/18 ....      511             -0-       578,784            -0-            -0-       578,784
                                            ------------   ------------   -----------   ------------   ------------
                                               4,038,524     72,546,069            -0-            -0-    76,584,593
                                            ------------   ------------   -----------   ------------   ------------
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-4.2%
Federal Home Loan
   Mortgage Corp.
   Series 1955 Cl. K
   7.50%, 2/20/24 ..............    5,000             -0-            -0-    5,000,000             -0-     5,000,000
   Series 1748 Cl. B
   8.00%, 6/15/23 ..............   13,400             -0-            -0-   13,534,000             -0-    13,534,000


|2|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                            Alliance      Alliance      Alliance
                                             Limited      Mortgage      Bond Fund
                                Combined    Maturity     Securities       U.S.
                                Principal  Government      Income      Government                       Pro-Forma
                                 Amount       Fund          Fund        Portfolio    Adjustment(s)      Combined
                                 (000)       (Value)       (Value)       (Value)        (Value)          (Value)
-------------------------------------------------------------------------------------------------------------------

Federal National Mortgage
   Association
   Series 1997-44 Cl. PE
   7.00%, 6/18/21 ............  $23,884   $         -0-  $         -0-  $23,757,176  $          -0-  $   23,757,176
Government National Mortgage
   Association
   Series 1997-8 Cl. PI
   7.00%, 9/16/21 ............    9,392             -0-            -0-    9,346,449             -0-       9,346,449
                                          ------------   ------------   -----------  -------------   --------------
                                                    -0-            -0-   51,637,625             -0-      51,637,625
                                          ------------   ------------   -----------  -------------   --------------
Total U.S. Government &
   Agency Obligations
   (cost $1,252,143,559) .....              52,091,663    461,633,200   708,486,845             -0-   1,222,211,708
                                          ------------   ------------   -----------  -------------   --------------
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-11.1%
BA Mortgage Securities, Inc.
   Series 1997-1 Cl. A8
   7.10%, 7/25/26 ............    3,845             -0-            -0-    3,813,539             -0-       3,813,539
Chase Mortgage Finance Corp.
   Series 1993-3 Cl. B8
   7.40%, 10/30/24 ...........    3,108             -0-            -0-    3,046,122             -0-       3,046,122
   Series 1993-3 Cl. B9
   7.40%, 10/30/24 ...........    2,954             -0-            -0-    2,895,265             -0-       2,895,265
   Series 1993-3 Cl. B10
   7.40%, 10/30/24 ...........    2,646             -0-            -0-    2,593,552             -0-       2,593,552
Citicorp Mortgage Securities,
   Inc.
   Series 1987-3 Cl. A1
   9.00%, 5/01/17 ............    5,685             -0-     5,706,456            -0-            -0-       5,706,456
Collateralized Mortgage
   Obligation Trust
   Series 63 Cl. Z
   9.00%, 10/20/20 ...........   13,958             -0-            -0-   14,350,021             -0-      14,350,021
Delta Funding Home Equity
   Loan Trust
   Series 1999-2 Cl. A1F
   6.14%, 3/15/18 ............    1,984      1,959,387             -0-           -0-            -0-       1,959,387
Deutsche Mortgage & Asset
   Receiving Corp.
   Series 1998-C1 Cl. A2
   6.538%, 2/15/08 ...........    9,425             -0-            -0-    8,849,227             -0-       8,849,227
First Union National Bank
   Commercial Mortgage
   Series 2000-C1 Cl. IO
   0.776%, 9/15/29 ...........    6,208        248,334             -0-           -0-            -0-         248,334
   Series 2000-C1 Cl. A2
   7.841%, 3/15/10 ...........    2,000      2,034,380             -0-           -0-            -0-       2,034,380


                                                                             |3|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                              Alliance       Alliance       Alliance
                                               Limited       Mortgage       Bond Fund
                                  Combined    Maturity      Securities        U.S.
                                  Principal  Government       Income       Government                     Pro-Forma
                                   Amount       Fund           Fund         Portfolio    Adjustment(s)    Combined
                                   (000)       (Value)        (Value)        (Value)        (Value)        (Value)
-------------------------------------------------------------------------------------------------------------------

Honda Auto Lease Trust
   Series 1999-A Cl. A4
   6.45%, 9/16/02 ..............  $ 3,000   $  2,970,780   $         -0-  $        -0-  $         -0-  $  2,970,780
MLCC Mortgage Investors, Inc.
   Series 1995-B Cl. B
   6.94%, 11/15/20 (a) .........    4,544             -0-     3,879,817            -0-            -0-     3,879,817
   Series 1996-B Cl. B
   6.94%, 7/15/21 (b) ..........    9,274             -0-     8,021,730            -0-            -0-     8,021,730
Prudential Home Mortgage
   Securities
   Series 1994-29 Cl. A7
   7.00%, 10/25/24 .............   10,000             -0-     9,178,100            -0-            -0-     9,178,100
   Series 1992-33 Cl. B1
   7.50%, 11/25/22 .............   12,284             -0-            -0-   11,949,801             -0-    11,949,801
Sears Mortgage Securities Corp.
   Series 1992-18A Cl. A1
   8.086%, 9/25/22 .............    1,101      1,100,782             -0-           -0-            -0-     1,100,782
Securitized Asset Sales, Inc.
   Series 1993-J Cl. 1B 1
   6.8076%, 11/28/23 ...........    5,263             -0-            -0-    4,892,647             -0-     4,892,647
Starwood Asset Receivables
   Trust
   Series 2000-1 Cl. E
   9.401%, 1/25/05 .............   25,000             -0-            -0-   25,000,000             -0-    25,000,000
WMC Mortgage Loan
   Pass-Through Certificate
   Series 2000-A Cl. A
   6.991%, 5/15/30 .............    1,591      1,590,062             -0-           -0-            -0-     1,590,062
                                            ------------   ------------   -----------   ------------   ------------
Total Collateralized Mortgage
   Obligations
   (cost $115,914,553) .........               9,903,725     26,786,103    77,390,174             -0-   114,080,002
                                            ------------   ------------   -----------   ------------   ------------
STRIPPED MORTGAGE
   BACKED
   SECURITIES-7.8%
Bear Stearns
   Series 1997 Cl. 2-X I/O
   1.520%, 8/25/36 (b)(c) ......    5,893             -0-     2,918,163            -0-            -0-     2,918,163
First Union National Bank
   Commercial Mortgage
   Series 2000-C1 Cl. I/0
   0.776%, 9/15/29 .............   63,576             -0-     1,490,001     2,483,335             -0-     3,973,336
   Series 2000-C1 Cl. A2
   7.841%, 3/15/10 .............   13,000             -0-            -0-   13,223,470             -0-    13,223,470


|4|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                              Alliance       Alliance       Alliance
                                               Limited       Mortgage       Bond Fund
                                  Combined    Maturity      Securities        U.S.
                                  Principal  Government       Income       Government                     Pro-Forma
                                   Amount       Fund           Fund         Portfolio    Adjustment(s)    Combined
                                   (000)       (Value)        (Value)        (Value)        (Value)        (Value)
-------------------------------------------------------------------------------------------------------------------

LB Commercial Conduit
   Mortgage Trust
   Series 1998-C4 Cl. X I/O
   0.561%, 9/15/23 (c) ........  $  7,134   $         -0-  $  6,865,281   $        -0-  $         -0-  $  6,865,281
   Series 1999-C1 Cl. X
   0.69%, 7/15/23 .............   256,974             -0-            -0-   10,278,957             -0-    10,278,957
   Series 1999-C2 Cl. X
   0.665%, 10/15/32 ...........    60,093             -0-     2,444,432     2,356,119             -0-     4,800,551
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl. X I/O
   1.973%, 12/21/26 (c) .......    10,793             -0-     9,088,507            -0-            -0-     9,088,507
   Series 1996-MC2 Cl. X
   2.095%, 12/21/26 ...........    17,679      1,198,813             -0-           -0-            -0-     1,198,813
Prudential Securities Secured
   Financing Corp.
   Series 1999-NRF1 Cl. AEC
   0.986%, 10/15/18 ...........   364,678             -0-            -0-   17,435,244             -0-    17,435,244
Salomon Brothers Mortgage
   Securities VII
   Series 2000-FL1 Cl. A
   6.1583%, 4/05/01 (b) .......    15,951             -0-            -0-   15,951,137             -0-    15,951,137
Salomon Brothers Mortgage
   Securities Inc.
   Series 1999-5
   3.128%, 6/25/28 ............     3,213             -0-     4,236,661            -0-            -0-     4,236,661
   Series 1999-5
   10.34%, 6/25/28 ............   112,541             -0-            -0-    6,576,912             -0-     6,576,912
                                            ------------   ------------   -----------   ------------   ------------
Total Stripped Mortgage
   Backed Securities
   (cost $100,265,462) ........                1,198,813     27,043,045    68,305,174             -0-    96,547,032
                                            ------------   ------------   -----------   ------------   ------------
COMMERCIAL
   MORTGAGE BACKED
   SECURITIES-7.0%
Allied Capital Commercial
   Mortgage Trust
   Series 1998-1-A Cl. A
   6.31%, 9/25/03 (b) .........     6,065        743,431             -0-    5,239,737             -0-     5,983,168
BTC Mortgage Investors Trust
   Series 1997-S1 Cl. D
   6.95%, 12/31/09 (b) ........       944             -0-            -0-      943,854             -0-       943,854
BTR 2 Trust
   Series 1999-S1A Cl. C
   7.664%, 2/28/04 (b) ........     5,000             -0-            -0-    5,006,250             -0-     5,006,250


                                                                             |5|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                              Alliance       Alliance       Alliance
                                               Limited       Mortgage       Bond Fund
                                  Combined    Maturity      Securities        U.S.
                                  Principal  Government       Income       Government                     Pro-Forma
                                   Amount       Fund           Fund         Portfolio    Adjustment(s)    Combined
                                   (000)       (Value)        (Value)        (Value)        (Value)        (Value)
-------------------------------------------------------------------------------------------------------------------

Credit Suisse First Boston
   Mortgage
   Series 1998-FL1A Cl. F
   7.74%, 1/10/01 (b) ........    $21,350   $         -0-  $         -0-  $21,329,931   $         -0-  $ 21,329,931
   Series 1998-Fl2 Cl. 1AC
   7.79875%, 8/15/01 .........      1,600             -0-            -0-    1,602,000             -0-     1,602,000
   Series 1998-Fl2A Cl. D
   8.048%, 10/15/01 (b) ......     15,000             -0-            -0-   14,925,000             -0-    14,925,000
First Chicago/Lennar Trust
   Series 1997-CHL1 Cl. A
   7.68%, 4/29/05 ............     15,361             -0-            -0-   15,034,131             -0-    15,034,131
Forum Finance Corp.
   Series 1 Cl. A1
   7.125%, 5/15/04 (b) .......     11,875             -0-            -0-   11,904,094             -0-    11,904,094
Merrill Lynch Mortgage
   Investors, Inc.
   Series 1998-ASP1 Cl. B
   7.508%, 10/01/03 (b) ......      5,000             -0-            -0-    5,037,500             -0-     5,037,500
Nationslink Funding Corp.
   Series 1999-SL Cl. A1
   5.805%, 2/10/01 ...........      5,460             -0-            -0-    5,405,573             -0-     5,405,573
                                            ------------   ------------   -----------   ------------   ------------
Total Commercial Mortgage
   Backed Securities
   (cost $87,312,478) ........                   743,431             -0-   86,428,070             -0-    87,171,501
                                            ------------   ------------   -----------   ------------   ------------
CORPORATE
   OBLIGATION-3.0%
Beverly Finance
   8.36%, 7/15/04 (b) ........     37,200      1,213,932     21,243,810    15,174,150             -0-    37,631,892
                                            ------------   ------------   -----------   ------------   ------------
Total Corporate Obligation
   (cost $39,010,146) ........                 1,213,932     21,243,810    15,174,150             -0-    37,631,892
                                            ------------   ------------   -----------   ------------   ------------
ASSET BACKED
   SECURITIES-0.7%
Green Tree Home Improvement
   Loan Trust
   Series 1998-D Cl. HEA4
   6.25%, 8/15/29 ............     23,000      2,910,930     19,406,200            -0-            -0-    22,317,130
   Series 1997-A Cl. HEA5
   7.21%, 3/15/28 ............      1,699             -0-            -0-    1,698,950             -0-     1,698,950
Option One Mortgage
   Securities Corp.
   Series 1999-B Cl. CTFS
   9.66%, 6/25/29 (b) ........      1,537             -0-     1,503,942            -0-            -0-     1,503,942
   Series 1999-2
   9.66%, 6/25/29 (b) ........      1,537             -0-            -0-    1,503,942             -0-     1,503,942
   Series 2000-1 Cl. CTFS
   9.85%, 5/25/30 (b) ........      5,012             -0-            -0-    5,012,288             -0-     5,012,288
                                            ------------   ------------   -----------   ------------   ------------
Total Asset Backed Securities
   (cost $32,780,300) ........                 2,910,930     20,910,142     8,215,180             -0-    32,036,252
                                            ------------   ------------   -----------   ------------   ------------


|6|

PORTFOLIO OF INVESTMENTS               Alliance Limited Maturity Government Fund
PRO-FORMA COMBINED                      Alliance Mortgage Securities Income Fund
(continued)                         Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                                  Alliance        Alliance       Alliance
                                                   Limited        Mortgage       Bond Fund
                                    Combined      Maturity       Securities        U.S.
                                    Principal    Government        Income       Government                        Pro-Forma
                                     Amount         Fund            Fund         Portfolio    Adjustment(s)       Combined
                                     (000)         (Value)         (Value)        (Value)        (Value)           (Value)
----------------------------------------------------------------------------------------------------------------------------

REPURCHASE
   AGREEMENTs-0.9%
Lehman Brothers, Inc.
   6.50%, dated 6/30/00, due
   7/03/00 in the amount of
   $10,754,822 (cost $10,749,000;
   collateralized by $11,264,791
   FNMA, 6.75%, 3/25/21,
   value $10,964,021) .............  $10,749    $ 10,749,000   $          -0-  $         -0-  $          -0-   $  10,749,000
State Street Bank and Trust Co.
   6.25%, dated 6/30/00, due
   7/03/00 in the amount of
   $586,305 (cost $586,000;
   collateralized by $600,000
   FNMA, 6.30%, 11/21/01,
   value $599,250) ................      586              -0-             -0-       586,000              -0-         586,000
                                                ------------   -------------   ------------   -------------   --------------
Total Repurchase Agreements
   (amortized
   cost $11,335,000) ..............               10,749,000              -0-       586,000              -0-      11,335,000
                                                ------------   -------------   ------------   -------------   --------------
TOTAL INVESTMENTS-128.9%
   (cost $1,638,761,498) ..........               78,811,494     557,616,300    964,585,593              -0-   1,601,013,387
Other assets less
   liabilities-(28.9%) ............              (16,830,436)   (121,194,271)  (220,599,589)             -0-    (358,624,296)
                                                ------------   -------------   ------------   -------------   --------------
NET ASSETS-100% ...................             $ 61,981,058   $ 436,422,029   $743,986,004   $          -0-  $1,242,389,091
                                                ============   =============   ============   =============   ==============

--------------------------------------------------------------------------------

(a)   15 year mortgage.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $129,651,161 of 10.4% of net assets.

(c) Interest rate represents yield to maturity and principal amount represents amortized cost.

      See notes to financial statements.


                                                                             |7|

                                       Alliance Limited Maturity Government Fund
STATEMENT OF ASSETS AND LIABILITIES     Alliance Mortgage Securities Income Fund
June 30, 2000 (unaudited)           Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                             Alliance       Alliance        Alliance
                                              Limited       Mortgage        Bond Fund
                                             Maturity      Securities         U.S.
                                            Government       Income        Government                      Pro-Forma
                                               Fund           Fund          Portfolio    Adjustment(s)      Combined
                                            -----------   ------------   --------------  -------------   --------------
ASSETS
   Investments in securities, at value
     (cost $1,638,761,498) ..............   $78,811,494   $557,616,300   $  964,585,593   $       -0-    $1,601,013,387
   Cash .................................        46,541        139,741        2,700,271           -0-         2,886,553
   Receivable for investment securities
     sold ...............................     5,006,840      7,296,958       50,068,403           -0-        62,372,201
   Interest receivable ..................       581,401      4,713,120       13,438,179           -0-        18,732,700
   Receivable for capital stock sold ....         6,653          2,819        4,641,151           -0-         4,650,623
                                            -----------   ------------   --------------   ----------     --------------
   Total assets .........................    84,452,929    569,768,938    1,035,433,597           -0-     1,689,655,464
                                            -----------   ------------   --------------   ----------     --------------
LIABILITIES
   Payable for investment securities
     purchased ..........................    17,751,404     78,616,380      183,623,325           -0-       279,991,109
   Reverse repurchase agreement .........     4,183,048             -0-      98,292,335           -0-       102,475,383
   Payable for capital stock redeemed ...       196,907        372,830        6,319,681           -0-         6,889,418
   Dividends payable ....................        81,718        725,434        1,380,656           -0-         2,187,808
   Distribution fee payable .............        36,384        130,884          365,567           -0-           532,835
   Advisory fee payable .................        33,223        625,618        1,050,158           -0-         1,708,999
   Variation margin payable on futures
     contracts ..........................        14,983             -0-              -0-          -0-            14,983
   Deposit for securities loaned ........            -0-    52,315,344               -0-          -0-        52,315,344
   Accrued expenses and other liabilities       174,204        560,419          415,871            0          1,150,494
                                            -----------   ------------   --------------   ----------     --------------
   Total liabilities ....................    22,471,871    133,346,909      291,447,593           -0-       447,266,373
                                            -----------   ------------   --------------   ----------     --------------
NET ASSETS ..............................   $61,981,058   $436,422,029   $  743,986,004   $       -0-    $1,242,389,091
                                            ===========   ============   ==============   ==========     ==============

Class A Shares
   Net assets ...........................   $26,180,635   $396,426,497   $  430,895,264                  $  853,502,396
   Shares of capital stock outstanding ..     2,935,453     48,970,216       61,617,802    8,586,890        122,110,361
   Net asset value and redemption
     price per share ....................   $      8.92   $       8.10   $         6.99                  $         6.99
   Sales charge--4.25% of public
     offering price .....................           .40            .36              .31                             .31
                                            -----------   ------------   --------------                  --------------
                                            $      9.32   $       8.46   $         7.30                  $         7.30
                                            ===========   ============   ==============                  ==============
Class B Shares
   Net assets ...........................   $16,122,011   $ 23,471,075   $  200,282,893                  $  239,875,979
   Shares of capital stock outstanding ..     1,807,599      2,896,463       28,614,921      950,957         34,269,940
   Net asset value and redemption
     price per share ....................   $      8.92   $       8.10   $         7.00                  $         7.00
                                            ===========   ============   ==============                  ==============
Class C Shares
   Net assets ...........................   $19,678,412   $ 16,524,457   $  112,807,847                  $  149,010,716
   Shares of capital stock outstanding ..     2,206,887      2,037,636       16,109,034      928,429         21,281,986
   Net asset value and redemption
     price per share ....................   $      8.92   $       8.11   $         7.00                  $         7.00
                                            ===========   ============   ==============                  ==============

--------------------------------------------------------------------------------

See notes to financial statements.


|8|

STATEMENT OF OPERATIONS                Alliance Limited Maturity Government Fund
Twelve Months Ended June 30,            Alliance Mortgage Securities Income Fund
2000 (unaudited)                    Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                                Alliance         Alliance        Alliance
                                                Limited          Mortgage        Bond Fund
                                                Maturity        Securities         U.S.
                                               Government         Income         Government                       Pro-Forma
                                                  Fund             Fund          Portfolio      Adjustment(s)     Combined*
                                              -----------     ------------     ------------     -------------   -------------
INVESTMENT INCOME
   Interest ..............................    $ 5,629,863     $ 45,633,563     $ 75,347,516     $        -0-    $ 126,610,942
EXPENSES
   Advisory fee ..........................        487,252        2,678,227        4,512,662        (966,196)        6,711,945(a)
   Distribution fee - Class A ............         84,298        1,290,439        1,279,649         (63,599)        2,590,787(b)
   Distribution fee - Class B ............        237,457          484,757        2,642,382        (965,836)        2,398,760(c)
   Distribution fee - Class C ............        231,166          189,997        1,287,011        (218,067)        1,490,107(c)
   Transfer agency .......................        146,425        1,041,940        1,349,201        (437,566)        2,100,000(d)
   Administrative ........................        127,580          147,852          114,349        (269,781)          120,000(d)
   Audit and legal .......................        119,250          146,318          113,585        (264,153)          115,000(d)
   Custodian .............................        103,908          290,922          266,418        (357,248)          304,000(e)
   Printing ..............................         47,795          183,282          250,622        (166,699)          315,000(d)
   Registration ..........................         46,129           50,660          105,931        (102,720)          100,000(d)
   Directors' fees .......................         22,895           26,796           11,814         (49,505)           12,000(d)
   Miscellaneous .........................         17,059           20,481           61,666         (34,206)           65,000(d)
                                              -----------     ------------     ------------     -----------     -------------
   Total expenses before interest ........      1,671,214        6,551,671       11,995,290      (3,895,576)       16,322,599
   Interest expense ......................        432,147        5,387,800        8,163,954              -0-       13,983,901
                                              -----------     ------------     ------------     -----------     -------------
   Total expenses ........................      2,103,361       11,939,471       20,159,244      (3,895,576)       30,306,500
                                              -----------     ------------     ------------     -----------     -------------
   Net investment income .................      3,526,502       33,694,092       55,188,272       3,895,576        96,304,442
                                              -----------     ------------     ------------     -----------     -------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
   Net realized loss on investment
     transactions ........................     (3,787,820)     (21,570,094)     (23,827,379)             -0-      (49,185,293)
   Net realized loss on options
     transactions ........................         (2,755)            (995)          (6,310)             -0-          (10,060)
   Net realized gain (loss) on futures
     transactions ........................         32,586         (502,224)       1,130,988              -0-          661,350
   Net change in unrealized appreciation /
     depreciation of:
     Investments .........................      1,732,154       10,982,768       (2,400,040)             -0-       10,314,882
     Futures transactions ................        (87,137)              -0-              -0-             -0-          (87,137)
                                              -----------     ------------     ------------     -----------     -------------
   Net loss on investments ...............     (2,112,972)     (11,090,545)     (25,102,741)             -0-      (38,306,258)
                                              -----------     ------------     ------------     -----------     -------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS ..........................    $ 1,413,530     $ 22,603,547     $ 30,085,531     $ 3,895,576     $  57,998,184
                                              ===========     ============     ============     ===========     =============

--------------------------------------------------------------------------------

*     Based on combined net assets as of 6/30/00.

(a) Advisory fee based on an annual rate of .55% of the total combined average net assets for the twelve months ended June 30, 2000.

(b) Distribution fee based on an annual rate of .30% of the total combined average net assets for the twelve months ended June 30, 2000.

(c) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 2000.

(d)   Expenses are based on one fund.

(e)   Custodian fees are based on monthly fixed fees and on average net assets.

      See notes to financial statements.


                                                                             |9|

NOTES TO PRO-FORMA COMBINED            Alliance Limited Maturity Government Fund
FINANCIAL STATEMENTS                    Alliance Mortgage Securities Income Fund
June 30, 2000 (unaudited)           Alliance Bond Fund U.S. Government Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Limited Maturity Government Fund and Alliance Mortgage Securities Income Fund by Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") pursuant to agreements and plans of acquisition and liquidation. The acquisitions would be accomplished by a tax-free exchange of the assets of Alliance Limited Maturity Government Fund and Alliance Mortgage Securities Income Fund for shares of the Portfolio.

The unaudited Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations have been prepared as though the acquisitions had been effective June 30, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional Information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisitions. The expense of the acquisitions, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital


|10|

                                       Alliance Limited Maturity Government Fund
                                        Alliance Mortgage Securities Income Fund
                                    Alliance Bond Fund U.S. Government Portfolio
================================================================================

gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of
 .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

--------------------------------------------------------------------------------

NOTE D: Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


                                                                            |11|

This is filed pursuant to Rule 497(b).
File Nos. 002-48227 and 811-02383.